Other Income, Net - Summary of Other Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Mar. 31, 2020
Analysis of income and expense [abstract]
Net gain arising on financial assets designated as FVTPL	$ 7,137	$ 6,352	$ 7,547
Interest income	3,772	3,702	3,840
Others, net	2,958	2,410	2,988
Total	$ 13,867	$ 12,464	$ 14,375